UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8797
                                   811-9049

Name of Fund:  Merrill Lynch Small Cap Growth Fund of
               Mercury Funds, Inc.
               Merrill Lynch Master Small Cap Growth Portfolio of
               Mercury Master Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch Small Cap
Growth Fund


Annual Report
May 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Small Cap Growth Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Small Cap Growth Fund



Portfolio Information As of May 31, 2004 (unaudited)


                                             Percent of
Ten Largest Holdings                         Net Assets

Station Casinos, Inc.                            2.6%
FLIR Systems, Inc.                               2.0
Avid Technology, Inc.                            2.0
MSC Industrial Direct Co., Inc. (Class A)        1.6
Resources Connection, Inc.                       1.6
Multimedia Games, Inc.                           1.4
Semtech Corporation                              1.4
Impax Laboratories, Inc.                         1.4
Actuant Corporation (Class A)                    1.3
Education Management Corporation                 1.3


                                             Percent of
Sector Representation                        Net Assets

Technology                                      21.7%
Health Care                                     21.0
Consumer Discretionary                          20.4
Producer Durables                               12.9
Financial Services                               7.1
Other Energy                                     6.3
Materials and Processing                         2.8
Consumer Staples                                 2.7
Autos & Transportation                           0.4
Cash Equivalents                                 4.7


                                             Percent of
Five Largest Industries*                     Net Assets

Health Care Equipment, Supplies & Services      11.9%
Commercial Services & Supplies                   7.5
Internet Software/Services                       6.5
Casinos/Gaming                                   5.1
Pharmaceuticals                                  4.8

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



A Letter From the President


Dear Shareholder

Equity markets produced positive results for the most recent six- and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.79% for the six-month period and +18.33% for the 12-month period ended May 31, 2004.

Though equity markets enjoyed favorable returns overall, we did experience an overdue market correction toward the latter part of the period. This was largely in response to disappointing employment news (which has improved markedly since then), terrorist attacks in Madrid and instability in Iraq. Despite the more recent market skittishness, we continue to observe significant economic strength in the United States.

In fact, the U.S. economy has continued to benefit from 2003's considerable fiscal and monetary stimulus, which took the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. These developments have supported continued improvements in corporate earnings - a positive for stock markets. By period-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%, based in part on better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



A Discussion With Your Fund's Portfolio Manager


We ended the period with a procyclical bias, based on our view that the U.S. economy continues to be strong and companies leveraged to economic growth should benefit as a result.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, Merrill Lynch Small Cap Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +21.66%, +20.74%, +20.65%, +21.93% and +22.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) For the same period, the Fund's benchmark, the Russell 2000 Growth Index, returned +29.77% and its comparable Lipper category of Small-Cap Growth Funds posted an average return of +26.89%. (Funds in this Lipper category normally invest in small-capitalization companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.)

The environment for investors in U.S. equity markets was quite favorable during the 12 months ended May 31, 2004. The economy expanded in excess of 4% as the cycle moved into a more balanced phase, with corporations joining the consumer and government sectors as drivers of growth. Strong demand, together with tight cost controls, resulted in robust corporate earnings growth of more than 30%, the biggest increase in 10 years. Meanwhile, the Federal Reserve Board kept short-term interest rates at 40-year lows. Consequently, equity markets rallied substantially during the period as investors gained confidence in the sustainability of the economic and corporate profit recovery. As that confidence built, investors' risk appetites increased and stocks with speculative traits led the market advance.

Although the Fund's absolute returns were quite satisfactory, its performance did not keep pace with that of our primary benchmark, the Russell 2000 Growth Index. Our consistent focus on high-quality companies with above-average growth rates kept us from participating in short-term pockets of relative outperformance. For example, stocks with speculative characteristics, such as no earnings and share prices below $5, sharply outperformed the benchmark. In more recent months, investors favored companies with low price/earnings ratios and low growth rates.

Nevertheless, the Fund did outperform the broader market, as represented by the Standard & Poor's 500 Index, which had a total return of +18.33% for the 12 months ended May 31, 2004. In general, small company stocks meaningfully outperformed large company stocks during the 12-month period, continuing a trend that has been in place for five years now. For the one-year period ended May 31, 2004, the Russell 2000 Index (a key measure of small cap stock performance) returned +30.29% while the Russell 1000 Index (a key measure of large cap stock performance) returned +18.91%.

Stocks that added considerably to Fund returns included Station Casinos, Inc. (casino operator), FLIR Systems, Inc. (thermal imaging), Avid Technology, Inc. (digital audio/video editing), Digital River, Inc. (e-marketing) and Martek Biosciences Corporation (nutritional supplements). The common characteristic among these companies was strong and above-forecast revenue and earnings growth.

Fund holdings that detracted from performance included Key Energy Services (oil field services), SafeNet, Inc. (network security), Fred's, Inc. (discount retailer), Ultratech Stepper, Inc. (semiconductor equipment) and Cray, Inc. (supercomputer systems). These stocks suffered from a reduction in earnings forecasts.


What changes were made to the Portfolio during the period?

As compared to 12 months ago, the Portfolio is structured in a more procyclical manner, reflecting our favorable view of the economy. This shift is clearly evident in our increased exposure to industries that benefit from a strong economy, such as capital goods and business services. For example, we added to holdings in the industrial goods manufacturing sector. In addition, we increased our stakes in companies that provide employment-related services. On the other hand, we reduced exposure to industries that are not clear beneficiaries of a strong economy. This would include such groups as insurance and health care.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



The largest purchases during the period included Salix
Pharmaceuticals, Ltd. (specialty pharmaceutical), Impax
Laboratories, Inc. (generic drugs) and Ditech Communications
Corporation (telecommunications equipment). We added these companies based on our view that exciting new products should drive rapid earnings growth. We also purchased Grant Prideco, Inc. (oil services), which we believe to be a clear beneficiary of high oil and gas prices.

The largest sales during the period included Doral Financial Corporation (mortgage lending), which we sold based on expectations for rising mortgage interest rates, and Alliance Gaming Corporation (casino gaming equipment), which experienced a loss of market share. We also sold TheraSense, Inc. (diabetes monitoring systems) from the portfolio in light of its acquisition by Abbott Laboratories. E*TRADE Group, Inc. (online brokerage) was removed from the Portfolio after it rose dramatically in price and grew out of our small cap range.


How would you characterize the Portfolio's position at the close of the period?

We are optimistic about the prospects for a stronger equity market during the balance of 2004. Concerns about higher interest rates, the run-up in energy prices and volatile conditions in Iraq have kept stock market returns in check so far this year. However, we believe these variables are now largely priced into the markets. Still, the economy continues to grow at a 4% - 5% rate, and corporate profits are very strong. Against this backdrop, our strategy is to retain a procyclical bias in the Portfolio. Small growth companies should continue to thrive in this scenario, and we remain very positive about their prospects.


Ronald J. Zibelli, Jr.
Vice President and Portfolio Manager


June 23, 2004



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Performance Data (continued)

Recent Performance Results

                                                  6-Month          12-Month     Since Inception
As of May 31, 2004                              Total Return     Total Return     Total Return
ML Small Cap Growth Fund--Class A Shares*           -0.89%          +21.66%          +22.70%
ML Small Cap Growth Fund--Class B Shares*           -1.28           +20.74           +18.43
ML Small Cap Growth Fund--Class C Shares*           -1.38           +20.65           +18.27
ML Small Cap Growth Fund--Class I Shares*           -0.80           +21.93           +24.08
ML Small Cap Growth Fund--Class R Shares*           -1.09           +22.10           +45.09
Russell 2000 Growth Index**                         +2.73           +29.77        -2.97/+57.96

*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/29/99 for Class
A, Class B, Class C & Class I Shares and from 2/04/03 for Class R
Shares.

**This unmanaged Index measures the performance of these Russell
2000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total returns are from 10/29/99 and 2/04/03, respectively.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch U.S. Small Cap Growth Fund++ Class A and Class B
Shares* compared to a similar investment in Russell 2000 Growth
Index++++. Values illustrated are as follows:


Merrill Lynch U.S. Small Cap Growth Fund++
Class A Shares*

Date                       Value

10/29/1999**             $ 9,475.00
May 2000                 $12,431.00
May 2001                 $11,082.00
May 2002                 $10,015.00
May 2003                 $ 9,555.00
May 2004                 $11,625.00


Merrill Lynch U.S. Small Cap Growth Fund++
Class B Shares*

Date                       Value

10/29/1999**             $10,000.00
May 2000                 $13,060.00
May 2001                 $11,557.00
May 2002                 $10,359.00
May 2003                 $ 9,809.00
May 2004                 $11,643.00


Russell 2000 Growth Index++++

Date                       Value

10/29/1999**             $10,000.00
May 2000                 $11,660.00
May 2001                 $ 9,825.00
May 2002                 $ 8,271.00
May 2003                 $ 7,477.00
May 2004                 $ 9,703.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++++This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/04                  +21.66%          +15.28%
Inception (10/29/99)
through 5/31/04                         + 4.56           + 3.34

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/04                  +20.74%          +16.74%
Inception (10/29/99)
through 5/31/04                         + 3.76           + 3.37

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch U.S. Small Cap Growth Fund++ Class C and Class I
Shares* compared to a similar investment in Russell 2000 Growth
Index++++. Values illustrated are as follows:


Merrill Lynch U.S. Small Cap Growth Fund++
Class C Shares*

Date                       Value

10/29/1999**             $10,000.00
May 2000                 $13,060.00
May 2001                 $11,552.00
May 2002                 $10,353.00
May 2003                 $ 9,803.00
May 2004                 $11,827.00


Merrill Lynch U.S. Small Cap Growth Fund++
Class I Shares*

Date                       Value

10/29/1999**             $ 9,475.00
May 2000                 $12,450.00
May 2001                 $11,128.00
May 2002                 $10,081.00
May 2003                 $ 9,642.00
May 2004                 $11,756.00


Russell 2000 Growth Index++++

Date                       Value

10/29/1999**             $10,000.00
May 2000                 $11,660.00
May 2001                 $ 9,825.00
May 2002                 $ 8,271.00
May 2003                 $ 7,477.00
May 2004                 $ 9,703.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++++This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/04                  +20.65%          +19.65%
Inception (10/29/99)
through 5/31/04                         + 3.73           + 3.73

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/04                  +21.93%          +15.53%
Inception (10/29/99)
through 5/31/04                         + 4.81           + 3.59

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class R Shares


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch U.S. Small Cap Growth Fund++ Class R Shares* compared to a similar investment in Russell 2000 Growth Index++++. Values illustrated are as follows:


Merrill Lynch U.S. Small Cap Growth Fund++
Class R Shares*

Date                       Value

2/04/2003**              $10,000.00
May 2003                 $11,883.00
May 2004                 $14,509.00


Russell 2000 Growth Index++++

Date                       Value

2/04/2003**              $10,000.00
May 2003                 $12,173.00
May 2004                 $15,796.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++++This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results.



Average Annual Total Return


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 5/31/04                                   +22.10%
Inception (2/04/03) through 5/31/04                      +32.64



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Statement of Assets and Liabilities                                                     Merrill Lynch Small Cap Growth Fund

As of May 31, 2004
Assets

           Investment in Merrill Lynch Master Small Cap Growth Portfolio, at value
           (identified cost--$251,881,177)                                                                  $   300,013,654
           Prepaid expenses                                                                                          40,184
                                                                                                            ---------------
           Total assets                                                                                         300,053,838
                                                                                                            ---------------

Liabilities

           Payables:
               Distributor                                                                $        95,779
               Administrator                                                                       44,081
               Other affiliates                                                                    31,525           171,385
                                                                                          ---------------
           Accrued expenses                                                                                          13,787
                                                                                                            ---------------
           Total liabilities                                                                                        185,172
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   299,868,666
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                  $           876
           Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                              639
           Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                              339
           Class I Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                              863
           Class R Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                3
           Paid-in capital in excess of par                                                                     316,624,731
           Accumulated realized capital losses on investments allocated from the
           Portfolio--net                                                                 $  (64,891,262)
           Unrealized appreciation on investments allocated from the Portfolio--net            48,132,477
                                                                                          ---------------
           Total accumulated losses--net                                                                       (16,758,785)
                                                                                                            ---------------
           Net Assets                                                                                       $   299,868,666
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $97,388,784 and 8,758,862 shares outstanding                     $         11.12
                                                                                                            ===============
           Class B--Based on net assets of $68,754,452 and 6,386,695 shares outstanding                     $         10.77
                                                                                                            ===============
           Class C--Based on net assets of $36,477,862 and 3,391,957 shares outstanding                     $         10.75
                                                                                                            ===============
           Class I--Based on net assets of $96,893,104 and 8,626,490 shares outstanding                     $         11.23
                                                                                                            ===============
           Class R--Based on net assets of $354,464 and 32,411 shares outstanding                           $         10.94
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Statement of Operations                                                                 Merrill Lynch Small Cap Growth Fund

For the Year Ended May 31, 2004
Investment Loss Allocated from the Portfolio--Net

           Net investment income allocated from the Portfolio:
               Dividends (net of $2,488 foreign withholding tax)                                            $       550,657
               Interest from affiliates                                                                              93,360
               Securities lending--net                                                                               28,405
               Expenses                                                                                         (2,138,222)
                                                                                                            ---------------
           Net investment loss allocated from the Portfolio                                                     (1,465,800)
                                                                                                            ---------------

Expenses

           Account maintenance and distribution fees--Class B                             $       695,886
           Administration fees                                                                    535,744
           Account maintenance and distribution fees--Class C                                     370,244
           Account maintenance fees--Class A                                                      208,660
           Transfer agent fees--Class A                                                           133,502
           Transfer agent fees--Class B                                                           130,910
           Transfer agent fees--Class I                                                           124,413
           Registration fees                                                                       91,423
           Transfer agent fees--Class C                                                            73,356
           Printing and shareholder reports                                                        71,131
           Professional fees                                                                       42,611
           Account maintenance and distribution fees--Class R                                         560
           Transfer agent fees--Class R                                                               188
           Other                                                                                   15,570
                                                                                          ---------------
           Total expenses                                                                                         2,494,198
                                                                                                            ---------------
           Investment loss--net                                                                                 (3,959,998)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments Allocated from the Portfolio--Net

           Realized gain on investments allocated from the Portfolio--net                                        54,926,773
           Change in unrealized appreciation on investments allocated from the Portfolio--net                   (4,207,120)
                                                                                                            ---------------
           Total realized and unrealized gain on investments allocated from the Portfolio--net                   50,719,653
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    46,759,655
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Statements of Changes in Net Assets                                                     Merrill Lynch Small Cap Growth Fund

                                                                                                 For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment loss--net                                                           $   (3,959,998)   $   (3,195,203)
           Realized gain (loss) on investments allocated from the Portfolio--net               54,926,773      (33,247,548)
           Change in unrealized appreciation on investments allocated from the
           Portfolio--net                                                                     (4,207,120)        23,473,355
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                     46,759,655      (12,969,396)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions       29,616,418       (4,411,899)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                             76,376,073      (17,381,295)
           Beginning of year                                                                  223,492,593       240,873,888
                                                                                          ---------------   ---------------
           End of year                                                                    $   299,868,666   $   223,492,593
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Financial Highlights                                                                  Merrill Lynch Small Cap Growth Fund

                                                                                        Class A
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Oct. 29, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001       2000
Per Share Operating Performance

           Net asset value, beginning of period              $     9.14   $     9.58   $    10.60   $    13.12   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                              (.13)+++++   (.10)+++++   (.13)+++++   (.12)+++++        (.07)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Portfolio--net                                          2.11        (.34)        (.89)       (1.04)         3.19
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.98        (.44)       (1.02)       (1.16)         3.12
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain on investments allocated from the
           Portfolio--net                                            --           --           --       (1.36)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.12   $     9.14   $     9.58   $    10.60   $    13.12
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                    21.66%      (4.59%)      (9.62%)     (10.86%)    31.20%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++++                                           1.49%        1.57%        1.54%        1.45%       1.49%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.24%)      (1.28%)      (1.22%)       (.99%)      (.83%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   97,389   $   70,577   $   59,574   $   23,095   $   28,396
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of Merrill Lynch
           Master Small Cap Growth Portfolio                    148.58%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Financial Highlights (continued)                                                      Merrill Lynch Small Cap Growth Fund

                                                                                        Class B
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Oct. 29, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001       2000
Per Share Operating Performance

           Net asset value, beginning of period              $     8.92   $     9.42   $    10.51   $    13.06   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                              (.21)+++++   (.16)+++++   (.20)+++++   (.22)+++++        (.12)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Portfolio--net                                          2.06        (.34)        (.89)       (1.02)         3.18
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.85        (.50)       (1.09)       (1.24)         3.06
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain on investments allocated from the
           Portfolio--net                                            --           --           --       (1.31)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.77   $     8.92   $     9.42   $    10.51   $    13.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                    20.74%      (5.31%)     (10.37%)     (11.50%)    30.60%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++++                                           2.26%        2.35%        2.30%        2.22%       2.25%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (2.01%)      (2.06%)      (1.98%)      (1.76%)     (1.62%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   68,754   $   60,835   $   85,096   $  115,296   $  128,607
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of Merrill Lynch
           Master Small Cap Growth Portfolio                    148.58%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Financial Highlights (continued)                                                      Merrill Lynch Small Cap Growth Fund

                                                                                        Class C
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Oct. 29, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001       2000
Per Share Operating Performance

           Net asset value, beginning of period              $     8.91   $     9.41   $    10.50   $    13.06   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                              (.21)+++++   (.16)+++++   (.20)+++++   (.22)+++++        (.11)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Portfolio--net                                          2.05        (.34)        (.89)       (1.03)         3.17
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.84        (.50)       (1.09)       (1.25)         3.06
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain on investmentsallocated from the
           Portfolio--net                                            --           --           --       (1.31)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.75   $     8.91   $     9.41   $    10.50   $    13.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                    20.65%      (5.31%)     (10.38%)     (11.54%)    30.60%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++++                                           2.27%        2.37%        2.31%        2.23%       2.25%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (2.02%)      (2.07%)      (1.99%)      (1.77%)     (1.64%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   36,478   $   34,195   $   46,707   $   64,601   $   70,771
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of Merrill Lynch
           Master Small Cap Growth Portfolio                    148.58%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Financial Highlights (continued)                                                      Merrill Lynch Small Cap Growth Fund

                                                                                        Class I
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Oct. 29, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001       2000
Per Share Operating Performance

           Net asset value, beginning of period              $     9.21   $     9.63   $    10.63   $    13.14   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                              (.11)+++++   (.08)+++++   (.10)+++++   (.09)+++++        (.04)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Portfolio--net                                          2.13        (.34)        (.90)       (1.04)         3.18
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.02        (.42)       (1.00)       (1.13)         3.14
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain on investments allocated from the
           Portfolio--net                                            --           --           --       (1.38)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.23   $     9.21   $     9.63   $    10.63   $    13.14
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                    21.93%      (4.36%)      (9.41%)     (10.62%)    31.40%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++++                                           1.23%        1.32%        1.29%        1.20%       1.23%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.99%)      (1.03%)       (.97%)       (.74%)      (.63%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   96,893   $   57,886   $   49,497   $   28,301   $   27,417
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of Merrill Lynch
           Master Small Cap Growth Portfolio                    148.58%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Financial Highlights (concluded)                                                        Merrill Lynch Small Cap Growth Fund

                                                                                                       Class R

The following per share data and ratios have been derived                                       For the      For the Period
from information provided in the financial statements.                                         Year Ended    Feb. 4, 2003++
                                                                                                 May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                                           2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $       8.96     $       7.54
                                                                                              ------------     ------------
           Investment loss--net+++++                                                                 (.16)            (.01)
           Realized and unrealized gain on investments allocated from the Portfolio--net              2.14             1.43
                                                                                              ------------     ------------
           Total from investment operations                                                           1.98             1.42
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $      10.94     $       8.96
                                                                                              ============     ============

Total Investment Return**

           Based on net asset value per share                                                       22.10%        18.83%+++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses++++                                                                              1.74%           1.81%*
                                                                                              ============     ============
           Investment loss--net                                                                      1.50%         (1.54%)*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $        354     $   --++++++
                                                                                              ============     ============
           Portfolio turnover of Merrill Lynch Master Small Cap Growth Portfolio                   148.58%           76.45%
                                                                                              ============     ============

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

++++++Amount is less than $1,000.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements
Merrill Lynch Small Cap Growth Fund


1. Significant Accounting Policies:
Merrill Lynch Small Cap Growth Fund (the "Fund") is a portfolio of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2004 was approximately 100%. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,959,998 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements (continued)
Merrill Lynch Small Cap Growth Fund


The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended May 31, 2004, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                       $ 2,614               $ 37,041
Class I                       $    55               $  1,053


For the year ended May 31, 2004, MLPF&S received contingent deferred sales charges of $264,673 and $1,444 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $203 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $29,616,418 and $(4,411,899) for the years ended
May 31, 2004 and May 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            2,602,709     $   28,295,258
Automatic conversion of shares            59,605            675,051
                                  --------------     --------------
Total issued                           2,662,314         28,970,309
Shares redeemed                      (1,624,038)       (16,720,341)
                                  --------------     --------------
Net increase                           1,038,276     $   12,249,968
                                  ==============     ==============


Class A Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                            4,557,305     $   37,267,450
Automatic conversion of shares               533              4,947
                                  --------------     --------------
Total issued                           4,557,838         37,272,397
Shares redeemed                      (3,056,405)       (24,678,085)
                                  --------------     --------------
Net increase                           1,501,433     $   12,594,312
                                  ==============     ==============


Class B Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            1,597,073     $   16,998,476
Shares redeemed                      (1,969,356)       (20,966,938)
Automatic conversion of shares          (61,458)          (675,051)
                                  --------------     --------------
Net decrease                           (433,741)     $  (4,643,513)
                                  ==============     ==============



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Small Cap Growth Fund


Class B Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              230,138     $    1,832,047
Shares redeemed                      (2,442,719)       (19,300,561)
Automatic conversion of shares             (541)            (4,947)
                                  --------------     --------------
Net decrease                         (2,213,122)     $ (17,473,461)
                                  ==============     ==============


Class C Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                              569,258     $    6,041,663
Shares redeemed                      (1,014,568)       (10,712,889)
                                  --------------     --------------
Net decrease                           (445,310)     $  (4,671,226)
                                  ==============     ==============


Class C Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              320,182     $    2,593,438
Shares redeemed                      (1,444,920)       (11,444,619)
                                  --------------     --------------
Net decrease                         (1,124,738)     $  (8,851,181)
                                  ==============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            4,429,421     $   48,868,587
Shares redeemed                      (2,086,745)       (22,549,053)
                                  --------------     --------------
Net increase                           2,342,676     $   26,319,534
                                  ==============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                            2,876,909     $   23,331,528
Shares redeemed                      (1,733,571)       (14,013,197)
                                  --------------     --------------
Net increase                           1,143,338     $    9,318,331
                                  ==============     ==============


Class R Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                               33,559     $      374,629
Shares redeemed                          (1,161)           (12,974)
                                  --------------     --------------
Net increase                              32,398     $      361,655
                                  ==============     ==============


Class R Shares for the
Period February 4, 2003++                                    Dollar
to May 31, 2003                           Shares             Amount

Shares sold                                   13     $          100
                                  --------------     --------------
Net increase                                  13     $          100
                                  ==============     ==============

++Commencement of operations.


4.Distribution to Shareholders:
As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                             (64,367,523)*
Unrealized gains--net                                  47,608,738**
                                                     --------------
Total accumulated losses--net                        $ (16,758,785)
                                                     ==============

*On May 31, 2004, the Fund had a net capital loss carryforward of $64,367,523, of which $17,971,035 expires in 2010 and $46,396,488 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Report of Independent Registered Public Accounting Firm
Merrill Lynch Small Cap Growth Fund


To the Shareholders and Board of Directors of Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Small Cap Growth Fund, one of the portfolios constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Schedule of Investments                                                     Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                    Value        Percent of
       Industry+++            Shares Held      Common Stocks                                  (in U.S. dollars)  Net Assets
       Aerospace & Defense         92,600      Applied Signal Technology, Inc.                    $    2,893,750       1.0%
                                   40,800    ++Armor Holdings, Inc.                                    1,525,920       0.5
                                   62,300      Engineered Support Systems, Inc.                        3,264,520       1.1
                                  123,300    ++FLIR Systems, Inc.                                      6,066,360       2.0
                                                                                                  --------------     ------
                                                                                                      13,750,550       4.6

       Air Freight &               73,700      UTI Worldwide, Inc.                                     3,390,200       1.1
       Logistics

       Apparel                     79,300    ++Deckers Outdoor Corporation                             1,982,500       0.7

       Automotive Aftermarket      69,800    ++LKQ Corporation                                         1,291,998       0.4

       Banks                       96,100    ++BankUnited Financial Corporation (Class A)              2,507,249       0.8
                                   50,250      Mercantile Bank Corporation                             1,637,145       0.6
                                   86,400      UCBH Holdings, Inc.                                     3,278,016       1.1
                                                                                                  --------------     ------
                                                                                                       7,422,410       2.5

       Biotechnology              205,000    ++Alkermes, Inc.                                          2,952,000       1.0
                                   50,900    ++Martek Biosciences Corporation                          3,256,073       1.1
                                   69,000      Medicis Pharmaceutical (Class A)                        2,920,080       1.0
                                   77,900    ++QLT Inc.                                                1,799,490       0.6
                                                                                                  --------------     ------
                                                                                                      10,927,643       3.7

       Casinos/Gaming             188,100    ++Multimedia Games, Inc.                                  4,245,417       1.4
                                  172,600    ++Scientific Games Corporation (Class A)                  3,196,552       1.0
                                  170,600      Station Casinos, Inc.                                   7,885,132       2.6
                                                                                                  --------------     ------
                                                                                                      15,327,101       5.0

       Commercial Services &       67,800      The Corporate Executive Board Company                   3,705,948       1.2
       Supplies                   115,052    ++Education Management Corporation                        3,978,498       1.3
                                   91,500      Gevity HR, Inc.                                         2,398,215       0.8
                                   60,000    ++Intersections Inc.                                      1,350,600       0.5
                                  276,700    ++MPS Group, Inc.                                         3,065,836       1.0
                                  151,500    ++Navigant Consulting, Inc.                               3,098,175       1.0
                                  108,900    ++Resources Connection, Inc.                              4,641,318       1.6
                                    4,400    ++Waste Connections, Inc.                                   187,000       0.1
                                                                                                  --------------     ------
                                                                                                      22,425,590       7.5

       Communications             105,400    ++Avocent Corporation                                     3,612,058       1.2
       Equipment

       Computer Peripherals       114,000    ++Avid Technology, Inc.                                   5,930,280       2.0

       Construction Materials      94,800      AMCOL International Corporation                         1,583,160       0.5

       Discount Stores             72,025      Fred's, Inc.                                            1,513,966       0.5

       Electronic Components      186,100    ++Plexus Corporation                                      2,733,809       0.9
                                   52,400    ++Staktek Holdings Inc.                                     400,860       0.1
                                                                                                  --------------     ------
                                                                                                       3,134,669       1.0

       Electronic                 119,700    ++Digital Theater Systems Inc.                            2,961,378       1.0
       Equipment/Instruments       74,850      National Instruments Corporation                        2,412,416       0.8
                                                                                                  --------------     ------
                                                                                                       5,373,794       1.8

       Financial Data              62,900      Global Payments Inc.                                    2,934,914       1.0
       Processing
       Services & Systems

       Food Products              136,000      Pilgrim's Pride Corporation                             3,655,680       1.2

       Foods/Specialty             92,000    ++NBTY Inc.                                               3,395,720       1.1
                                  128,900    ++SunOpta Inc.                                            1,037,645       0.4
                                                                                                  --------------     ------
                                                                                                       4,433,365       1.5

       Health Care Equipment,      97,615    ++Abaxis, Inc.                                            1,822,472       0.6
       Supplies & Services         76,150    ++Advanced Neuromodulation Systems, Inc.                  2,484,775       0.8
                                   73,100    ++Align Technology, Inc.                                  1,393,286       0.5
                                  110,700    ++ArthroCare Corporation                                  2,709,936       0.9
                                   52,300      Cooper Companies, Inc.                                  2,886,960       1.0
                                  171,800    ++Cytyc Corporation                                       3,762,420       1.3
                                  110,106    ++Integra LifeSciences Holdings                           3,531,099       1.2


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Schedule of Investments (continued)                                         Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                    Value        Percent of
       Industry+++            Shares Held      Common Stocks                                  (in U.S. dollars)  Net Assets
       Health Care Equipment,     125,600    ++Kyphon Inc.                                        $    3,075,944       1.0%
       Supplies & Services         91,300    ++The Medicines Company                                   2,935,295       1.0
       (concluded)                 65,403    ++Psychiatric Solutions, Inc.                             1,620,686       0.5
                                  176,800      Select Medical Corporation                              2,370,888       0.8
                                   94,400    ++United Surgical Partners International, Inc.            3,682,544       1.2
                                  102,300    ++Wright Medical Group, Inc.                              3,320,658       1.1
                                                                                                  --------------     ------
                                                                                                      35,596,963      11.9

       Home Construction           65,800      Standard Pacific Corp.                                  3,352,510       1.1

       Industrial Machinery       117,900    ++Actuant Corporation (Class A)                           4,035,717       1.3
                                   71,500      Nordson Corporation                                     2,704,845       0.9
                                                                                                  --------------     ------
                                                                                                       6,740,562       2.2

       Industrial Specialties     161,300    ++GrafTech International Ltd.                             1,532,350       0.5
                                   66,100      Spartech Corporation                                    1,512,368       0.5
                                                                                                  --------------     ------
                                                                                                       3,044,718       1.0

       Information Technology      49,100    ++Cognizant Technology Solutions Corporation
       Services                                (Class A)                                               2,270,384       0.8

       Internet                   109,900    ++Digital River, Inc.                                     3,451,959       1.2
       Software/Services          134,300    ++Jupitermedia Corporation                                1,383,290       0.5
                                   65,300    ++MicroStrategy Incorporated (Class A)                    3,135,053       1.0
                                  301,500    ++Opsware, Inc.                                           2,433,105       0.8
                                  131,100    ++Packeteer, Inc.                                         1,873,419       0.6
                                  143,750    ++RADWARE Ltd.                                            2,449,500       0.8
                                  184,400    ++Secure Computing Corporation                            1,633,784       0.6
                                  286,600    ++ValueClick, Inc.                                        3,135,404       1.0
                                                                                                  --------------     ------
                                                                                                      19,495,514       6.5

       Investment                 100,000      Jefferies Group, Inc.                                   3,273,000       1.1
       Banks/Brokers

       Investment Managers         68,800    ++Affiliated Managers Group, Inc.                         3,354,000       1.1

       Jewelry                      2,400    ++Blue Nile, Inc.                                            80,952       0.0

       Medical                     52,400    ++Pharmion Corp.                                          2,200,800       0.7

       Metals & Mining             98,400    ++Century Aluminum Company                                2,279,928       0.8

       Oil & Gas Production       270,250    ++Brigham Exploration Company                             2,302,800       0.8
                                   76,000    ++Spinnaker Exploration Company                           2,533,080       0.8
                                   99,900    ++Ultra Petroleum Corp.                                   3,061,935       1.0
                                                                                                  --------------     ------
                                                                                                       7,897,815       2.6

       Oil Field                   77,300    ++Atwood Oceanics, Inc.                                   3,078,086       1.0
       Services/Equipment         103,600    ++Cal Dive International, Inc.                            2,910,124       1.0
                                  246,800    ++Grant Prideco, Inc.                                     3,827,868       1.3
                                   43,300    ++Universal Compression Holdings, Inc.                    1,281,247       0.4
                                                                                                  --------------     ------
                                                                                                      11,097,325       3.7

       Pharmaceuticals            189,800    ++Impax Laboratories, Inc.                                4,204,070       1.4
                                  115,100    ++Inveresk Research Group, Inc.                           3,462,208       1.2
                                   61,800    ++MGI Pharma, Inc.                                        3,974,358       1.3
                                   94,100    ++Salix Pharmaceuticals, Ltd.                             2,838,997       0.9
                                                                                                  --------------     ------
                                                                                                      14,479,633       4.8

       Recreational Products      137,300    ++Marvel Enterprises, Inc.                                2,787,190       0.9
       Restaurants                108,000    ++Red Robin Gourmet Burgers                               2,970,000       1.0
                                   77,200      Ruby Tuesday, Inc.                                      2,188,620       0.7
                                                                                                  --------------     ------
                                                                                                       5,158,620       1.7

       Semiconductors &           168,300    ++Semtech Corporation                                     4,227,696       1.4
       Semiconductor               32,900    ++Sigmatel Incorporated                                     834,344       0.3
       Equipment                   56,200    ++Silicon Laboratories Inc.                               2,933,078       1.0
                                                                                                  --------------     ------
                                                                                                       7,995,118       2.7


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Schedule of Investments (concluded)                                         Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                    Value        Percent of
       Industry+++            Shares Held      Common Stocks                                  (in U.S. dollars)  Net Assets
       Software                   127,900    ++Altiris, Inc.                                      $    3,421,325       1.2%
                                  114,200    ++Magma Design Automation, Inc.                           2,181,220       0.7
                                                                                                  --------------     ------
                                                                                                       5,602,545       1.9

       Specialty Insurance         88,100    ++ProAssurance Corporation                                2,913,467       1.0

       Specialty Stores            87,700    ++Cache, Inc.                                             2,281,077       0.8
                                   82,700    ++Guitar Center, Inc.                                     3,547,830       1.2
                                   87,500      The Pep Boys-Manny, Moe & Jack                          2,142,875       0.7
                                  124,300    ++Select Comfort Corporation                              3,368,530       1.1
                                   69,700    ++Sharper Image Corporation                               1,965,540       0.6
                                                                                                  --------------     ------
                                                                                                      13,305,852       4.4

       Specialty                  208,500    ++American Tower Corporation (Class A)                    2,883,555       1.0
       Telecommunications

       Telecommunications         182,000    ++AudioCodes Ltd.                                         1,838,200       0.6
       Equipment                  180,900    ++Ditech Communications Corporation                       3,728,349       1.3
                                                                                                  --------------     ------
                                                                                                       5,566,549       1.9

       Trucks/Construction/        82,300      Joy Global Inc.                                         2,263,250       0.8
       Machinery                   64,000      Oshkosh Truck Corporation                               3,312,000       1.1
                                   85,000    ++Terex Corporation                                       2,506,650       0.8
                                                                                                  --------------     ------
                                                                                                       8,081,900       2.7

       Wholesale Distributors      57,900      Hughes Supply, Inc.                                     3,126,600       1.1
                                  168,200      MSC Industrial Direct Co., Inc. (Class A)               4,860,980       1.6
                                                                                                  --------------     ------
                                                                                                       7,987,580       2.7

                                               Total Common Stocks
                                               (Cost--$238,003,881)                                  286,136,358      95.4



                     Beneficial Interest/
                              Shares Held      Short-Term Investments
                              $14,152,277      Merrill Lynch Liquidity Series, LLC Cash
                                               Sweep Series I (a)                                     14,152,277       4.7
                              $ 9,262,575      Merrill Lynch Liquidity Series, LLC Money
                                               Market Series (a)(b)                                    9,262,575       3.1
                                3,087,525      Merrill Lynch Premier Institutional
                                               Fund (a)(b)                                             3,087,525       1.0

                                               Total Short-Term Investments
                                               (Cost--$26,502,377)                                    26,502,377       8.8

       Total Investments  (Cost--$264,506,258)                                                       312,638,735     104.2
       Liabilities in Excess of Other Assets                                                        (12,625,081)      (4.2)
                                                                                                  --------------     ------
       Net Assets                                                                                 $  300,013,654     100.0%
                                                                                                  ==============     ======

++ Non-income producing security.

+++For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $   6,984,053      $93,360
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $(16,374,627)      $19,458
Merrill Lynch Premier
   Institutional Fund                 (10,717,123)      $ 8,947


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Statement of Assets and Liabilities                                         Merrill Lynch Master Small Cap Growth Portfolio

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $11,911,470) (identified cost--$238,003,881)                                           $   286,136,358
           Investments in affiliated securities, at value (identified cost--$26,502,377)                         26,502,377
           Receivables:
               Securities sold                                                            $     3,275,748
               Contributions                                                                      622,713
               Dividends                                                                           59,500
               Interest from affiliates                                                            11,884
               Securities lending--net                                                              1,647         3,971,492
                                                                                          ---------------
           Prepaid expenses                                                                                           2,904
                                                                                                            ---------------
           Total assets                                                                                         316,613,131
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             12,350,100
           Payables:
               Securities purchased                                                             3,676,688
               Withdrawals                                                                        371,618
               Investment adviser                                                                 154,342
               Custodian bank                                                                      12,486
               Other affiliates                                                                     2,502         4,217,636
                                                                                          ---------------
           Accrued expenses                                                                                          31,741
                                                                                                            ---------------
           Total liabilities                                                                                     16,599,477
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   300,013,654
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $   251,881,177
           Unrealized appreciation on investments                                                                48,132,477
                                                                                                            ---------------
           Net Assets                                                                                       $   300,013,654
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Statement of Operations                                                     Merrill Lynch Master Small Cap Growth Portfolio

For the Year Ended May 31, 2004
Investment Income

           Dividends (net of $2,488 foreign withholding tax)                                                $       550,657
           Interest from affiliates                                                                                  93,360
           Securities lending--net                                                                                   28,405
                                                                                                            ---------------
Total income                                                                                                        672,422
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,875,788
           Accounting services                                                                    135,318
           Professional fees                                                                       47,687
           Custodian fees                                                                          43,549
           Trustees' fees and expenses                                                             27,120
           Printing and shareholder reports                                                         2,302
           Pricing fees                                                                             1,400
           Other                                                                                    5,058
                                                                                          ---------------
           Total expenses                                                                                         2,138,222
                                                                                                            ---------------
           Investment loss--net                                                                                 (1,465,800)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized gain on investments--net                                                                     54,926,773
           Change in unrealized appreciation on investments--net                                                (4,207,120)
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                50,719,653
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    49,253,853
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Statements of Changes in Net Assets                                         Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                 For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                 2004             2003
Operations

           Investment loss--net                                                           $   (1,465,800)   $   (1,060,189)
           Realized gain (loss) on investments--net                                            54,926,773      (33,247,564)
           Change in unrealized appreciation on investments--net                              (4,207,120)        23,473,353
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                     49,253,853      (10,834,400)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Proceeds from contributions                                                        100,578,613        39,063,690
           Fair value of withdrawals                                                         (73,445,222)      (45,738,093)
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets derived from capital share transactions       27,133,391       (6,674,403)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                             76,387,244      (17,508,803)
           Beginning of year                                                                  223,626,410       241,135,213
                                                                                          ---------------   ---------------
           End of year                                                                    $   300,013,654   $   223,626,410
                                                                                          ===============   ===============

See Notes to Financial Statements.


Financial Highlights                                                        Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                             For the Period
                                                                                                            Oct. 29, 1999++
The following per share data and ratios have been derived                For the Year Ended May 31,            to May 31,
from information provided in the financial statements.         2004          2003        2002          2001       2000
Total Investment Return**

           Total investment return                               22.37%      (3.59%)      (8.80%)           --           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .80%         .82%         .81%         .81%        .79%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.55%)       (.53%)       (.49%)       (.36%)      (.17%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  300,014   $  223,626   $  241,135   $  231,458   $  255,451
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   148.58%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements
Merrill Lynch Master Small Cap Growth Portfolio


1. Significant Accounting Policies:
Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") is a portfolio of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements (continued)
Merrill Lynch Master Small Cap Growth Portfolio


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is considered a "pass through entity" for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expense, and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements (continued)
Merrill Lynch Master Small Cap Growth Portfolio


(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of FAM, with respect to the Portfolio, pursuant to which MLIMIL may provide investment advisory services with respect to the Portfolio's assets. FAM has agreed to pay MLIMIL a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.
For the year ended May 31, 2004, MLIM, LLC received $12,037 in securities lending agent fees.

For the year ended May 31, 2004, the Portfolio reimbursed FAM $5,546 for certain accounting services.

In addition, MLPF&S received $58,351 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2004.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Master Small Cap Growth Portfolio


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004 were $403,790,479 and $385,135,247 respectively.

Net realized gains for the year ended May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:

                                        Realized         Unrealized
                                           Gains       Appreciation

Long-term investments               $ 54,926,773       $ 48,132,477
                                    ------------       ------------
Total investments                   $ 54,926,773       $ 48,132,477
                                    ============       ============


As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $47,608,738, of which $55,444,628 related to appreciated securities and $7,835,890 related to depreciated securities. At May 31, 2004 the aggregate cost of investments for Federal income tax purposes was $265,029,997.


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2004.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Report of Independent Registered
Public Accounting Firm

Merrill Lynch Master Small Cap Growth Portfolio


To the Investor and Board of Trustees of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill
Lynch Master Small Cap Growth Portfolio, one of the portfolios constituting Mercury Master Trust (the "Trust"), as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Officers and Directors/Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)   Length of                                              Overseen by    Held by
                       Held with     Time                                                   Director/      Director/
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director/Trustee

Terry K. Glenn*        President     1999 to  President of the Merrill Lynch Investment     126 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,             Director/              Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011          Trustee                since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*

David O. Beim          Director/     1999 to  Professor of Finance and Economics at the     13 Funds       None
P.O. Box 9095          Trustee       present  Columbia University Graduate School of        18 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound U.S.A. since 1997; Chairman of
Age: 63                                       Wave Hill, Inc. since 1980.


James T. Flynn         Director/     1999 to  Chief Financial Officer of J.P. Morgan & Co.  13 Funds       None
P.O. Box 9095          Trustee       present  Inc. from 1990 to 1995 and an employee of     18 Portfolios
Princeton,                                    J.P. Morgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 64


W. Carl Kester         Director/     1999 to  Industrial Bank of Japan Professor of         13 Funds       None
P.O. Box 9095          Trustee       present  Finance, Senior Associate Dean and Chairman   18 Portfolios
Princeton,                                    of the MBA Program of Harvard University
NJ 08543-9095                                 Graduate School of Business Administration
Age: 52                                       since 1999; James R. Williston Professor
                                              of Business Administration of Harvard
                                              University Graduate School of Business
                                              from 1997 to 1999; MBA Class of 1958
                                              Professor of Business Administration
                                              of Harvard University Graduate School of
                                              Business Administration from 1981 to 1997;
                                              Independent Consultant since 1978.


Karen P. Robards       Director/     1999 to  President of Robards & Company, a financial   13 Funds       Enable
P.O. Box 9095          Trustee       present  advisory firm, since 1987; formerly an        18 Portfolios  Medical
Princeton,                                    investment banker with Morgan Stanley for                    Corporation;
NJ 08543-9095                                 more than ten years; Director of Enable                      AtriCure, Inc.
Age: 53                                       Medical Corp. since 1996; Director of
                                              AtriCure, Inc. since 2000; Director of
                                              CineMuse Inc. from 1996 to 2000; Director
                                              of the Cooke Center for Learning and
                                              Development, a not-for-profit organization,
                                              since 1987.


* The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.


MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004


Officers and Directors/Trustees (unaudited)(concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and                    Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer
Age: 43


Robert C. Doll, Jr.    Senior        2002 to  President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice          present  ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Ronald J. Zibelli, Jr. Vice          2002 to  Director (Equities) of MLIM since 2002. Vice President of MLIM from 2000 to
P.O. Box 9011          President     present  2002.
Princeton,
NJ 08543-9011
Age: 45


Phillip S. Gillespie   Secretary     2003 to  First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                        present  President from 1999 to 2000 and Attorney associated with MLIM since 1998.
Princeton,
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SMALL CAP GROWTH FUND, MAY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T.
Flynn and (4) Karen P. Robards.

The registrant's board of directors has determined that David O.
Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
Merrill Lynch Small Cap Growth Fund
              Fiscal Year Ending May 31, 2004 - $6,200
              Fiscal Year Ending May 31, 2003 - $6,000

Merrill Lynch Master Small Cap Growth Portfolio
              Fiscal Year Ending May 31, 2004 - $30,000
              Fiscal Year Ending May 31, 2003 - $30,000

(b) Audit-Related Fees -
Merrill Lynch Small Cap Growth Fund
              Fiscal Year Ending May 31, 2004 - $0
              Fiscal Year Ending May 31, 2003 - $0

Merrill Lynch Master Small Cap Growth Portfolio
              Fiscal Year Ending May 31, 2004 - $0
              Fiscal Year Ending May 31, 2003 - $0

(c) Tax Fees -
Merrill Lynch Small Cap Growth Fund
              Fiscal Year Ending May 31, 2004 - $5,200
              Fiscal Year Ending May 31, 2003 - $5,400

Merrill Lynch Master Small Cap Growth Portfolio
              Fiscal Year Ending May 31, 2004 - $0
              Fiscal Year Ending May 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
Merrill Lynch Small Cap Growth Fund
              Fiscal Year Ending May 31, 2004 - $0
              Fiscal Year Ending May 31, 2003 - $0

Merrill Lynch Master Small Cap Growth Portfolio
              Fiscal Year Ending May 31, 2004 - $0
              Fiscal Year Ending May 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g)
Merrill Lynch Small Cap Growth Fund
              Fiscal Year Ending May 31, 2004 - $16,581,086
              Fiscal Year Ending May 31, 2003 - $17,622,606

Merrill Lynch Master Small Cap Growth Portfolio
              Fiscal Year Ending May 31, 2004 - $16,581,086
              Fiscal Year Ending May 31, 2003 - $17,622,606

h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master
Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.
       and Merrill Lynch Master Small Cap Growth Portfolio of
       Mercury Master Trust


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.
       and Merrill Lynch Master Small Cap Growth Portfolio of
       Mercury Master Trust

Date: July 19, 2004

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.
       and Merrill Lynch Master Small Cap Growth Portfolio of
       Mercury Master Trust


Date: July 19, 2004